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                                                                  EXHIBIT 10.7.3

                                AMENDMENT NO. 3
                                     TO THE
                            CLIFFS DRILLING COMPANY
                           1988 INCENTIVE EQUITY PLAN


         Pursuant to the terms and provisions of Section 10 of the Cliffs Drilling Company 1988 Incentive Equity Plan (the "Plan"), Cliffs Drilling Company, a Delaware corporation (the "Company"), hereby adopts the following Amendment No. 3 to the Plan (the "Amendment No. 3").

                                       1.

         The first sentence of Section 5 of the Plan is hereby amended in its entirety by substituting the following therefor:

                          "The total number of shares of Stock reserved and
                 available for distribution pursuant to Stock Options or other awards hereunder shall be 650,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

                                       2.

         Each amendment made by this Amendment No. 3 to the Plan has been effected in conformity with the provisions of the Plan. This Amendment No. 3 was adopted by the Compensation Committee of the Board of Directors of the Company on April 24, 1996 and approved by the shareholders of the Company on May 22, 1996.

                                       3.

         At the time of the adoption of this Amendment No. 3 to the Plan, 6,189,930 shares of the Company's common stock, $0.01 par value per share, were outstanding and entitled to vote, 5,209,869 were represented in person or by proxy, of which 3,781,508 shares were voted for this Amendment No. 3, 1,026,179 shares were voted against this Amendment No. 3 and 402,182 shares abstained from voting.

         Dated:  May 22, 1996.

                                        CLIFFS DRILLING COMPANY



                                        By:/S/ JAMES E. MITCHELL JR.
                                           -------------------------
                                               James E. Mitchell, Jr.
                                               Secretary